IVY FUNDS

Supplement dated March 1, 2011 to the

Ivy Funds Prospectus dated July 30, 2010

and supplemented October 7, 2010, November 10, 2010, November 19, 2010 and November 30, 2010

Reorganization and Closure of Ivy Mortgage Securities Fund

On January 22, 2011, Ivy Mortgage Securities Fund merged into Ivy Bond Fund. The Ivy Mortgage Securities Fund has been liquidated and has terminated operations as a management investment company.

The following is added to the cover page of the Ivy Funds prospectus:

On February 18, 2011, the Board of Trustees of Ivy Funds approved the merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund. The merger is currently scheduled to occur on or about June 10, 2011. Ivy Capital Appreciation Fund will be closed to new investors on or about May 13, 2011, and will be closed to additional purchases by current shareholders on or about June 8, 2011.

Prior to the merger, Ivy Capital Appreciation Fund will provide its shareholders with an information statement describing the merger. A copy of that information statement will also be available at www.ivyfunds.com. For additional information regarding the investment strategies and principal risks of Ivy Large Cap Growth Fund, please see that Fund’s summary prospectus.

The following replaces the “Ivy Capital Appreciation Fund—Portfolio Manager” section on page 6 of the Ivy Funds prospectus:

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, and Philip J. Sanders, Senior Vice President and Chief Investment Officer of IICO, have managed the Fund since March 2011.

The following replaces the information regarding the management of Ivy Capital Appreciation Fund in the section entitled “Portfolio Management” on page 172 of the Ivy Funds prospectus:

Ivy Capital Appreciation Fund: Effective March 2011, Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Capital Appreciation Fund. Mr. Becker and Mr. Sanders are also the portfolio managers for Ivy Large Cap Growth Fund, and their biographical information is listed in the disclosure for Ivy Large Cap Growth Fund.

Supplement	Prospectus	1